Supplement dated October 12, 2017
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Income Builder Fund	6/1/2017
Effective immediately, the changes described in this Supplement are hereby made to the Fund's prospectus.
The information preceding Table 1 under the heading "Principal Investment Strategies" in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
The Fund is a “fund-of-funds” and seeks to achieve its objective by investing in a combination of underlying funds, including mutual funds and exchange-traded funds (ETFs), representing different asset classes, potentially including an allocation to alternative investment strategies. Under normal market conditions, the Fund intends to invest in each asset class within the following target asset allocation ranges:
The rest of the section remains the same.
The information under the heading "Principal Risks" in the "Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.
The rest of the section remains the same.
The first paragraph under the heading "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus is superseded and replaced with the following:
The Fund is intended for investors who have an objective of achieving a high level of current income and growth of capital, but prefer to have their investment decisions managed by professional money managers. The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of underlying funds, including mutual funds and exchange-traded funds (ETFs), for which Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) or an affiliate acts as Investment Manager or principal underwriter. Columbia Management is the Investment Manager for the Fund. By investing in several different underlying funds, the Fund seeks to minimize the risks inherent in investing in a single fund.
Table 1 under the heading "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following information:
Table 1. Investment Category Ranges by Fund

Asset Class (Target Ranges set forth in Table 2)	Investment Category	Eligible Underlying Fund*	(Target Allocation Range—Under Normal Market Conditions)**
Fixed Income	Multi-Sector Bond	Columbia Diversified Fixed Income Allocation ETF	0–100%
The rest of the section remains the same.
The information under the heading "Principal Risks" in the "More Information About the Fund" section of the Prospectus is hereby revised to add the following:
Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.
The rest of the section remains the same.
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The following information is hereby added to "Appendix A" of the Prospectus:
Columbia Diversified Fixed Income Allocation ETF
Columbia Diversified Fixed Income Allocation ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Multi-Sector Bond Index (the Index). The Fund is an exchange-traded fund (ETF) that seeks to replicate the performance of the Index. The Fund invests at least 80% of its assets in securities within the Index or in securities, such as depositary receipts and “to-be-announced” securities, that the Fund’s investment adviser, Columbia Management Investment Advisers, LLC, determines have economic characteristics that are substantially the same as the economic characteristics of the securities within the Index. For purposes of this policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in fixed income (or debt) securities. The Index reflects a rules-based multi-sector strategic beta approach to measuring the performance of the debt market through representation of six sectors of the debt market in the Index, each focused on yield, quality, and liquidity of the particular eligible universe. The Index, and therefore the Fund, will have exposure to the following six sectors of the debt market: U.S. Treasury securities; global ex-U.S. treasury securities; U.S. agency mortgage-backed securities; U.S. corporate investment grade bonds; U.S. corporate high yield bonds; and emerging markets sovereign and quasi-sovereign debt.
The rest of the section remains the same.
The following information is hereby added to "Appendix B" of the Prospectus:
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Early Close/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. In this regard, there is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Index Fund Risk. The Fund is an index fund, which means that it seeks to track the performance of the Index by using indexing strategies and, therefore, the Fund would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
Index Methodology Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. The Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk that the index provider may not follow its stated methodology for construction of the Index and/or achieve the index provider’s intended performance objective. Errors may result in a negative performance impact to the Fund and its shareholders.
Limitations of Intraday Indicative Value (IIV) Risk. The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of portfolio securities every 15 seconds (the ‘‘intraday indicative value’’ or ‘‘IIV’’). The IIV should not be viewed as a ‘‘real-time’’ update of the NAV per share of the Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day, (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on the Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. For example, if the Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per share value of the Fund’s published basket of portfolio securities (i.e., the IIV), which could result in the market prices for

SUP163_01_004_(10/17)

Fund shares deviating from NAV. The Fund, the Investment Manager and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Fund’s IIV, and the Fund, the Investment Manager and their affiliates do not make any warranty as to the accuracy of these calculations.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this connection, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
New Fund Risk. The Fund is a newly-formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy of replicating the Index, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for shareholders. Such a liquidation could have negative tax consequences for shareholders.
Portfolio Turnover Risk. In seeking to meet its investment objective, the Fund may incur portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions as well as tracking error to the Index. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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